Post-balance sheet events	12 Months Ended
Mar. 31, 2018
Post-balance sheet events
Post-balance sheet events

25.          Post-balance sheet events

Between April 1, 2018 and July 19, 2018, the Company had bought back 20.1 million ordinary shares at a total cost of €320.1 million under its €750M share buyback which commenced in February 2018.  This was equivalent to 1.7% of the Company’s issued share capital at March 31, 2018.  All ordinary shares repurchased are cancelled.

In April 2018, the Company announced that it has converted 25 Boeing 737-MAX-200 options into firm orders.  This brings the Company’s firm order to 135 Boeing 737-MAX-200s with a further 75 options remaining.

In April 2018, the Company purchased 24.9% of LaudaMotion. On July 12, 2018 the European Commission approved Ryanair’s proposed acquisition of a further 50.1% interest in LaudaMotion, clearing the way for Ryanair to increase its holding to 75%.